Capital Management	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Capital Management
Note 19: Capital Management
Our objective is to maintain a strong capital position in a cost-effective structure that: is appropriate given our target regulatory capital ratios and internal assessment of required economic capital; underpins our operating groups’ business strategies; supports depositor, investor and regulator confidence, while building long-term shareholder value; and is consistent with our target credit ratings.
Our approach includes establishing limits, targets and performance measures that are used to manage balance sheet positions, risk levels and capital requirements, as well as issuing and redeeming capital instruments to achieve a cost-effective capital structure.
Regulatory capital requirements for the bank are determined in accordance with OSFI’s Capital Adequacy Requirements Guideline, which is based on the Basel III framework developed by the Basel Committee on Banking Supervision. To address the market disruption posed by the COVID-19 pandemic, OSFI announced a suite of modifications to capital requirements effective from the second quarter of 2020.
Common Equity Tier 1 (CET1) capital is the most permanent form of capital. It is comprised of common shareholders’ equity and may include a portion of expected credit loss provisions, less deductions for goodwill, intangible assets and certain other items. Tier 1 capital is primarily comprised of CET1, preferred shares and other equity instruments, less regulatory deductions.
Tier 2 capital is primarily comprised of subordinated debentures and may include a portion of expected credit loss provisions, less regulatory deductions. Total capital includes Tier 1 and Tier 2 capital. Details of the components of our capital position are presented in Notes 11, 12, 15 and 16.
CET1 Capital Ratio, Tier 1 Capital Ratio, Total Capital Ratio and Leverage Ratio are the primary regulatory capital measures.
•	The CET1 Capital Ratio is defined as CET1 capital divided by risk-weighted assets.
•	The Tier 1 Capital Ratio is defined as Tier 1 capital divided by risk-weighted assets.
•	The Total Capital Ratio is defined as Total capital divided by risk-weighted assets.
•	The Leverage Ratio is defined as Tier 1 capital divided by leverage exposure s , which consists of on-balance sheet items and specified off-balance sheet items, net of specified adjustments.

As at October 31, 2020, we met OSFI’s required target capital ratios, which include a 2.5% Capital Conservation Buffer, a 1.0% Common Equity Tier 1 Surcharge for domestic systemically important banks, a Countercyclical Buffer and a 1.0% Domestic Stability Buffer.
Regulatory Capital Measures, Risk-Weighted Assets and Leverage Exposures
(1)

(Canadian $ in millions, except as noted)	2020	2019
CET 1 Capital	40,077	36,071
Tier 1 Capital	45,840	41,201
Total Capital	54,661	48,340
Risk-Weighted Assets	336,607	317,029
Leverage Exposure s	953,640	956,493
CET 1 Capital Ratio	11.9%	11.4%
Tier 1 Capital Ratio	13.6%	13.0%
Total Capital Ratio	16.2%	15.2%
Leverage Ratio	4.8%	4.3%

(1)	Reflects modifications to capital requirements announced by OSFI in response to the COVID-19 pandemic in the second quarter of fiscal 2020 which remain in effect.